UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2021

ALKURI GLOBAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40011	85-4768339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Hillsboro Pike, Suite 300

Nashville, TN 37215

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (615) 632-0303

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one fourth of one redeemable warrant	KURIU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	KURI	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	KURIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Babylon Note Subscription Agreement

As previously announced, on October 8, 2021, Babylon Holdings Ltd. (“Babylon”), Alkuri Global Acquisition Corp.’s (the “Company” or “Alkuri”) Business Combination (defined below) target, announced entering into a note subscription agreement (the “Note Subscription Agreement”) in connection with the proposed business combination (the “Business Combination”) between Alkuri and Babylon and the other parties to the Merger Agreement dated June 3, 2021 (the “Combination Agreement”). The Note Subscription Agreement provides for the proposed issue of up to US $200,000,000 unsecured Notes due 2026 (the “Notes”) to certain Note subscribers, being AlbaCore Partners II Investment Holdings D Designated Activity Company, AlbaCore Partners III Investment Holdings Designated Activity Company and AlbaCore Strategic Investments LP (each a “Note Subscriber”, together the “Note Subscribers”). The Note Subscribers are affiliates of, or funds managed or controlled by, AlbaCore Capital LLP.

The material terms of the Note Subscription Agreement are as follows:

The Notes will be constituted on the terms of a deed poll to be issued by Babylon, which is in agreed form between Babylon and the Note Subscribers (the “Notes Deed Poll”). The aggregate principal amount of the Notes to be issued is to be determined by Babylon and confirmed in writing to the Note Subscribers on or prior to the occurrence of the effective time of the Combination Agreement and shall not be less than US$100,000,000 and no more than US$200,000,000 (the “Principal Amount”). The closing date for the issue of the Notes (the “Closing Date”) shall take place on the date that is 10 business days after the occurrence of the effective time of the Combination Agreement and, unless otherwise agreed between Babylon and the Note Subscribers, must not be later than December 31, 2021.

On the Closing Date, Babylon will issue an aggregate total of 1,757,499 warrants (the “Warrants”) to subscribe for Class A ordinary shares of US$0.0000422573245084686 in the capital of Babylon (the “Class A Ordinary Shares”). The Warrants will be issued to the Note Subscribers on a pro rata basis by reference to the relevant proportion of the Principal Amount of Notes subscribed for by each Note Subscriber and will be constituted on the terms of a warrant instrument to be issued by Babylon on the Closing Date, which is in agreed form between Babylon and the Note Subscribers (the “Warrant Instrument”).

The obligation on each Note Subscriber to subscribe for the Notes is conditional upon: (i) the execution and delivery by Babylon of the Notes Deed Poll and the Warrant Instrument, (ii) the occurrence of the effective time of the Combination Agreement, (iii) consent from the investors purchasing Class A Ordinary Shares pursuant to the Subscription Agreements in connection with the Combination Agreement, for a total aggregate price of up to $230 million, to the issue of the Notes, (iv) receipt of any shareholder approvals that may be required, (v) no event having occurred which would constitute (after the issue of the Notes) an event of default or default under the conditions applicable to the Notes as set out in the Notes Deed Poll (the “Notes Conditions”), (vi) the representations made by Babylon on the Closing Date being true in all material respects or, if the representation is qualified by materiality, in all respects, and (vii) delivery of other customary conditions precedent to the satisfaction of the Note Subscribers (together, (i) to (vii) being the “Conditions Precedent”). Customary representations and warranties were given by Babylon on the date of the Note Subscription Agreement and certain of them will be repeated or given only on the Closing Date.

The Note Subscribers may, at any time, waive any of the Conditions Precedent excluding the Condition Precedent that the effective time of the Combination Agreement has occurred, which may only be waived with the prior written consent of Babylon. If on the Closing Date Babylon fails to issue the Notes or the Warrants or fails to fulfil any Conditions Precedent that have not been waived by the Note Subscribers to each Note Subscriber's satisfaction, the Note Subscribers will not be obliged to subscribe for the Notes.

The proceeds from the issue of the Notes will be used by Babylon for general corporate purposes. Babylon is required to pay to the Note Subscribers an amount equal to all costs and expenses properly incurred by them in connection with the negotiation, preparation and execution of the Note Subscription Agreement, Notes Deed Poll and Warrant Instrument and related documentation up to a maximum aggregate amount of US$500,000 (inclusive of VAT) within 30 days of the Closing Date.

Terms of the Notes due 2026

The terms applicable to the Notes (including the Notes Conditions) are set out in the Notes Deed Poll, which will be executed and delivered by Babylon on the Closing Date on the terms and subject to the conditions set out in the Note Subscription Agreement.

As set out in the Note Subscription Agreement, the Notes are to be issued at a discount issue price of 95.50% of the stated Principal Amount. The Notes will bear interest accruing on the Principal Amount (which for these purposes shall include any capitalised interest from time to time) at the following rates: (i) 8.00% per annum for the period commencing from (and including) the date of issue of the Notes (the “Issue Date”) to (but excluding) the date falling two years after the Issue Date; (ii) 10.00% per annum for the period commencing from (and including) the date falling two years after the Issue Date, to (but excluding) the date falling three years after the Issue Date; and (iii) 12.00% per annum for the period commencing from (and including) the date falling three years after the Issue Date. The applicable interest rate is subject to a step-up margin of 6.5 basis points per annum if Babylon and its subsidiaries do not achieve an agreed target of adding 100,000 Medicaid lives to value based care contracts by January 1, 2024.

Interest will be payable on the Notes semi-annually, with the first interest payment expected to fall due in 2022 on the six-month anniversary of the Issue Date. At Babylon’s election, up to 50.00% of the interest payable in respect of any interest period may be satisfied by the issuance by Babylon of further Notes to be immediately consolidated and form a single series with the outstanding Notes. The Notes will mature five years from the Issue Date (the “Final Maturity Date”). The exact interest payment dates and the Final Maturity Date will be determined upon the execution of the Notes Deed Poll at, or around, the Closing Date.

The prior written consent of Babylon is required for any transfer of Notes subject to certain exceptions. The Warrants are stapled to the Notes and no transfer of the Notes may occur unless an equivalent proportion of the Warrants is transferred at the same time.

Babylon is required to redeem the Notes (unless previously purchased and cancelled or redeemed) on the Final Maturity Date at 100% of the principal amount on such date. Babylon may redeem the Notes at any time at a redemption amount (the “Redemption Amount”) equal to: (i) from (and including) the Issue Date to (but excluding) the date falling one year after the Issue Date, the amount that is the greater of (A) 104.00% of the principal amount (including capitalised interest) and (B) 104.00% of the principal amount (including capitalised interest) plus an interest make whole premium; (ii) from (and including) the date falling one year after the Issue Date to (but excluding) the date falling two years after the Issue Date, 104.00% of the principal amount (including any capitalised interest); and (iii) on or after the date falling two years after the Issue Date and until (but not including or after) the Final Maturity Date, 107.00% of the principal amount (including any capitalised interest). Each holder of Notes (each a “Noteholder”) has the option to require Babylon to redeem the Notes held by such Noteholder at the Redemption Amount upon a "change of control" in respect of Babylon as specified in the Notes Deed Poll.

Subject to certain limitations and exceptions, the Notes Deed Poll contains covenants limiting the ability of Babylon and its subsidiaries to, among other things: incur additional debt; pay or declare dividends or distributions on Babylon’s share capital; repay or distribute any share premium reserve or redeem, repurchase or retire its share capital; incur or allow to remain outstanding guarantees; make certain joint venture investments; enter into finance or capital lease contracts; create liens on Babylon’s or its subsidiaries assets; enter into sale and leaseback transactions; pay management and advisory fees outside the ordinary course of business; acquire a company or any shares or securities or a business or undertaking; merge or consolidate with another company; borrow or receive investments from certain shareholders other than through Babylon; and sell, lease, transfer or otherwise dispose of assets. The Notes Deed Poll also contains customary events of default.

Terms of the Warrants

The terms applicable to the Warrants are set out in the Warrant Instrument, which will be executed and delivered by Babylon on the Closing Date on the terms and subject to the conditions set out in the Note Subscription Agreement.

The Warrants confer the right to subscribe for up to a maximum of 1,757,499 Class A Ordinary Shares exercisable on certain agreed exercise events (summarised below), subject to: (i) Babylon’s right to elect to redeem the Warrants in whole or in part in cash upon an exercise event; (ii) an agreed adjustment formula to reduce the number of Class A Ordinary Shares to be issued upon exercise of the Warrants in certain circumstances linked to Babylon’s trading performance; and (iii) customary adjustments for certain share capital reorganisations (such as share splits and consolidations).

The exercise events applicable to the Warrants occur: (i) on the first date following which the closing price of the Class A Ordinary Shares has equalled or exceeded US$15.00 per Class A Ordinary Share (subject to customary adjustments) for any 20 trading days within any 30-trading day period commencing at least 18 months after the Issue Date; (ii) where the Noteholders give a redemption notice under the Notes Deed Poll on the occurrence of a change of control in respect of Babylon; (iii) where Babylon elects to redeem the Notes prior to the Final Maturity Date in accordance with its rights to do so under the Notes Deed Poll; and (iv) on the Final Maturity Date. Upon an exercise event, the Warrants are exercisable in full and not in part only.

Upon any exercise event Babylon has a right to elect to satisfy the subscription entitlement in respect of the Warrants by issuing Class A Ordinary Shares, by making a redemption payment in cash, or by a combination of both (in such proportions as Babylon may in its absolute discretion determine). The cash redemption payment per Warrant shall be determined by reference to the closing price for the Class A Ordinary Shares on such date as is specified in the Warrant Instrument in respect of each exercise event, provided that if the closing price is in excess of US$15.00 per Class A Ordinary Share (subject to customary adjustments), the cash redemption payment shall be capped at US$15.00 per Warrant.

Where Babylon elects upon exercise of the Warrants to issue Class A Ordinary Shares in satisfaction in whole or in part of the subscription entitlement under the Warrants, Babylon is required to issue one Class A Ordinary Share credited as fully paid and free from all encumbrances (except as set out in Babylon’s memorandum and articles of association from time to time) per Warrant held, subject to a proportionate downwards adjustment to the number of Class A Ordinary Shares to be issued per Warrant where the closing price of the Class A Ordinary Shares on such date as is specified in the Warrant Instrument in respect of each exercise event is in excess of US$15.00 per Class A Ordinary Share.

The prior written consent of Babylon is required for any transfer of Warrants subject to certain exceptions. The Warrants are stapled to the Notes and no transfer of the Warrants may occur unless an equivalent proportion of the Notes is transferred at the same time.

The foregoing descriptions of the agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of the actual agreements.

The Special Meeting

As previously reported, the Company has called a special meeting of its stockholders (the “Special Meeting”) for October 20, 2021 to approve the previously announced Business Combination with Babylon. Notice of the Special Meeting was mailed on September 30, 2021 to stockholders of record as of the close of business on September 14, 2021 (the “Record Date”). Due to concerns about the coronavirus (COVID-19), the Company will hold the Special Meeting solely by means of remote communication or provide for the ability of stockholders to attend the Special Meeting by means of remote communication. Details on how to participate have been issued by press release, posted on our website at www.arkglobal.com and filed with the U.S. Securities and Exchange Commission (the “SEC”) as supplemental proxy material. In connection with the Special Meeting, the Company’s stockholders that wish to exercise their redemption rights must do so no later than 5:00 p.m. Eastern Time on October 18, 2021 by following the procedures specified in the definitive proxy statement/prospectus for the Special Meeting, when available.

Additional Information About the Business Combination

In connection with the proposed Business Combination, Babylon filed a registration statement, as amended, on Form F-4 (File No. 333-257694) (the “Registration Statement”) with the SEC, which includes a preliminary proxy statement/prospectus, and certain other related documents, which is both a proxy statement to be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Babylon to be issued in the Business Combination. The Registration Statement was declared effective by the SEC on September 30, 2021. The Company filed a definitive proxy statement/prospectus regarding the Business Combination with the SEC on September 30, 2021. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus included in the Registration Statement, as these materials contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. The Company mailed the definitive proxy statement/prospectus and other relevant documents to its stockholders of record as of September 14, 2021. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Alkuri Global Acquisition Corp., 425 Hillsboro Pike, Suite 300, Nashville, TN 37215, Attention: Corporate Secretary, (615) 632-0303.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Registration Statement, and is available free of charge from the sources indicated above.

Babylon and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination.

Information Concerning Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of Babylon and the Company and their respective affiliates, from time to time may contain, a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s or the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, Babylon’s and the Company’s expectations with respect to the future performance of the combined company, including whether this proposed Business Combination will generate returns for stockholder, the anticipated addressable market for the combined company, the satisfaction of the closing conditions to the Business Combination, and the timing of the transaction.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Babylon’s or the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed Business Combination contemplated thereby; (b) the inability to complete the proposed Business Combination due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet New York Stock Exchange listing standards following the consummation of the proposed Business Combination; (d) the failure of investors in the PIPE to fund their commitments upon the closing of the proposed Business Combination; (e) the risk that the proposed Business Combination disrupts current plans and operations of Babylon or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed Business Combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) which could result in the need for the Company to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of the Company’s securities and the attractiveness of the Business Combination to investors; (i) the possibility that Babylon may be adversely affected by other economic, business and/or competitive factors; and (j) other risks and uncertainties to be identified in the registration/proxy statement relating to the Business Combination, and in other documents filed or to be filed with the SEC by the Company and Babylon and available at the SEC’s website at www.sec.gov.

Babylon and the Company caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither the Company nor Babylon undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release.

Disclaimer

This report shall not constitute a solicitation of a proxy, consent or authorization with respect to any vote in any jurisdiction in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKURI GLOBAL ACQUISITION CORP.

	By:	/s/ Rich Williams
	Name:	Rich Williams
	Title:	Chief Executive Officer
Date: October 15, 2021